                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms3                                WEIGHTED AVERAGE PC RATE:    6.37098%
POOL NUMBER:  Group 1 = 1846, 1847
____________________________________________________________________________________________

ISSUE DATE:  04/29/2002
CERTIFICATE BALANCE AT ISSUE:    $494,066,064.89

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     933                         $400,917,370.54
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $593,829.36
Unscheduled Principal Collection/Reversals                           $453,893.69
Liquidations-in-full                                      66      $29,040,550.12
Net principal Distributed                                         $30,088,273.17    ($30,088,273.17)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        867                         $370,829,097.37

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,303,275.78

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $175,357.16

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $32,216,191.79

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms3                                WEIGHTED AVERAGE PC RATE:    6.37098%
POOL NUMBER:  Group 1 = 1846, 1847
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $30,088,273.17     $2,127,918.62             $0.00     $2,127,918.62             $0.00    $32,216,191.79

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,940,660.00             $0.00             $0.00             $0.00     $4,940,660.00
Bankruptcy Bond
   Single-Units           $104,996.00             $0.00             $0.00             $0.00       $104,996.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,881,321.30             $0.00             $0.00             $0.00     $9,881,321.30

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   20      $7,696,938.80         1        $444,605.69         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $478,107.83         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 11/25/2002 are as follows:

                Class       Class Principal Balance
                CB1                $6,590,744.25
                CB2                $2,929,219.22
                CB3                $1,952,812.80
                CB4                  $732,304.81
                CB5                  $488,203.21
                CB6                  $976,407.72
                              __________________
                Total             $13,669,692.00
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of October 30, 2002):

SERIES:  2002-ms3               POOL NUMBER:  Group 1 = 1846, 1847

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $370,829,097.37**        $8,619,652.32***        $7,696,938.80***
Number:                         1056                     22                      20
% of Pool:                    100.00%                  2.32%                   2.08%
(Dollars)
% of Pool:                    100.00%                  2.08%                   1.89%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $444,605.69***                $0.00***          $478,107.83***
Number:                           1                       0                       1
% of Pool:                    0.12%                    0.00%                   0.13%
(Dollars)
% of Pool:                    0.09%                    0.00%                   0.09%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 2002 scheduled payments and October 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
October 30, 2002.

Trading Factor, calculated as of distribution date : 0.75056581.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 2002, and unscheduled prepayments in months prior to November ) can be calculated.